Share warrant obligation	6 Months Ended
Jun. 30, 2024
Share warrant obligation.
Share warrant obligation

21.Share warrant obligation

The fair value of Private and Public Warrants as at June 30, 2024 and December 31, 2023 is determined using Level 1 inputs and is measured using the quoted market price.

As at June 30, 2024 and December 31, 2023 Warrants’ price was taken from the market. The terms of the Private Warrants are identical to the Public Warrants with the exception that they are not redeemable under the Barrier Call provision, where the Company can call the Public Warrants if the traded Common Stock price equals or exceeds $ 180.00 per share for at least 20 of the last 30 trading days.

Given the similar terms of the Public Warrants and the Private Placement Warrants, the value of the Public warrants is a adequate point of reference for valuing the Private Placement Warrants and also represent a minimum value of the Private Placement Warrants. Moreover, the Private Placement Warrants actually become Public Warrants, if the Private Placement Warrants are transferred to certain parties who are not designated approved transferees, under the warrant agreement language.

	Public Warrants	Private Warrants	Total
Balance at January 1, 2023	7,575	5,460	13,035
Fair value adjustment	(5,955)	(4,650)	(10,605)
Balance at June 30, 2023	1,620	810	2,430

	Public Warrants	Private Warrants	Total
Balance at January 1, 2024	852	426	1,278
Fair value adjustment	(177)	(88)	(265)
Balance at June 30, 2024	675	338	1,013

The change in fair value of share warrant obligation is included in the line Change in fair value of share warrant obligation and other financial instruments in the interim condensed consolidated statement of profit or loss and other comprehensive income.